SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                 October 6, 1997


                           CONTINENTAL AIRLINES, INC.
             (Exact name of registrant as specified in its charter)


         Delaware                       0-09781                  74-2099724
(State or other jurisdiction    (Commission File Number)    (IRS Employer
 of incorporation)                                           Identification No.)


              2929 Allen Parkway, Suite 2010, Houston, Texas 77019 (Address of principal executive offices) (Zip Code)


                                 (713) 834-2950
              (Registrant's telephone number, including area code)

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Item 7.   Financial Statements and Exhibits.

          (c)  Exhibits

               4.1   Form of Pass Through Trust Agreement

               25.1 Statement of Eligibility of Wilmington Trust Company on Form T-1

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Continental Airlines, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            CONTINENTAL AIRLINES, INC.


                                            By  /S/ JEFFERY A. SMISEK
                                                --------------------------------
                                                Jeffery A. Smisek
                                                Executive Vice President
                                                and General Counsel

October 6, 1997

                                  EXHIBIT INDEX



4.1   Form of Pass Through Trust Agreement

25.1  Statement of Eligibility of Wilmington Trust Company on Form T-1